Exhibit 99.1
Execution Copy
$400,000,000
MANOR CARE, INC.
2.125% Convertible Senior Notes due 2035
Purchase Agreement
July 26, 2005
J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York 10017
Ladies and Gentlemen:
     Manor Care, Inc., a Delaware corporation (the “Company”), proposes to issue and sell (the “Offering”) $400,000,000 aggregate principal amount of its 2.125% Convertible Senior Notes due 2035 (the “Securities”) to the several parties named in Schedule 4 hereto (the “Initial Purchasers”). The Securities will be issued pursuant to an Indenture to be dated as of August 1 , 2005 (the “Indenture”) among the Company, each of the subsidiaries of the Company listed on Schedule 1 hereto (each a “Guarantor” and together the “Guarantors”) and Wachovia Bank, National Association, as trustee (the “Trustee”). The Securities will be convertible into shares of Common Stock of the Company at the conversion price set forth in the Indenture. The Securities will be guaranteed by guarantees (the “Guarantees”, and each a “Guarantee”) of each of the Guarantors. The Company and the Guarantors hereby confirm their agreement with the Initial Purchasers concerning the purchase of the Securities from the Company by the several Initial Purchasers.
     The Securities will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption therefrom. The Company has prepared a preliminary offering memorandum dated July 25, 2005 (including the documents incorporated by reference therein, the “Preliminary Offering Memorandum”) and will prepare an offering memorandum dated the date hereof (including the documents incorporated by reference therein, the “Offering Memorandum”) setting forth information concerning the Company and the Securities. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company to the Initial Purchasers pursuant to the terms of this Agreement. Any references herein to the Preliminary Offering Memorandum and the Offering Memorandum shall be deemed to include all amendments and supplements thereto, unless otherwise noted. The Company hereby confirms that it has authorized the use of the Preliminary Offering

Memorandum and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in accordance with Section 2.
     Holders of the Securities (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement, substantially in the form attached hereto as Annex A (the “Registration Rights Agreement”), to be dated as of the Closing Date, among the Company, the Guarantors and the Initial Purchasers, pursuant to which the Company and the Guarantors will agree to file with the Securities and Exchange Commission (the “Commission”) a registration statement under the Securities Act (the “Shelf Registration Statement”) pursuant to which the Company and the Guarantors will register the resale of the Securities, including the Guarantees of the Guarantors, and the Common Stock issuable upon conversion thereof under the Act subject to the terms and conditions therein specified.
     Capitalized terms used but not defined herein shall have the meanings given to such terms in the Offering Memorandum.
     1. Representations, Warranties and Agreements of the Company and each of the Guarantors. The Company and the Guarantors jointly and severally represent and warrant to, and agree with, the several Initial Purchasers on and as of the date hereof and the Closing Date (as defined in Section 3) that:
     (a) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, did not, and on the Closing Date the Offering Memorandum will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and each Guarantor make no representation or warranty as to information contained in or omitted from the Preliminary Offering Memorandum or the Offering Memorandum in reliance upon and in conformity with written information relating to the Initial Purchasers furnished to the Company or the Guarantors by or on behalf of any Initial Purchaser specifically for use therein as specified in Section 16 hereof (the “Initial Purchasers’ Information”).
     (b) The documents incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum, when they were filed with the Commission, conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     (c) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains all of the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.
     (d) Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 2 and their compliance with the agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement and the Offering Memorandum, to register the Securities or the Common Stock issuable upon conversion thereof under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”) other than pursuant to the obligations set forth in the Registration Rights Agreement.
     (e) The Company and each of its subsidiaries have been duly incorporated or formed, as the case may be, and are validly existing corporations or limited liability companies, as the case may be, in good standing under the laws of their respective jurisdictions of incorporation or formation as the case may be, are duly qualified to do business and are in good standing as foreign corporations or foreign limited liability companies, as the case may be, in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to so qualify or have such power or authority would not, singularly or in the aggregate, reasonably be expected to result in a material adverse effect on the condition (financial or otherwise), results of operations or business or prospects of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”). Schedule 2 sets forth all of the direct and indirect subsidiaries of the Company.
     (f) Except as noted on Schedule 2, all the outstanding shares of capital stock or membership interests, as the case may be, of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party.
     (g) The Company and each of the Guarantors has full right and authority to execute and deliver this Agreement, the Indenture (including the Guarantees set forth therein), the Registration Rights Agreement, the Securities

(in the case of the Company only) and the Guarantees (in the case of the Guarantors only) (collectively, the “Transaction Documents”) and to perform their respective obligations hereunder and thereunder; and, as of the Closing Date, all corporate or limited liability company action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby will have been duly and validly taken.
     (h) This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors and constitutes a valid and legally binding agreement of the Company and each of the Guarantors, except as rights to indemnification and contribution may be limited by public policy considerations or applicable law.
     (i) The Registration Rights Agreement has been duly authorized by the Company and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).
     (j) The Indenture has been duly authorized by the Company and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally and by general equitable principles (whether considered in a proceeding in equity or at law). On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.
     (k) The Securities have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture (assuming the Indenture is the valid and legally binding obligation of the Trustee and due authentication of the Securities by the Trustee) and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company, as issuer, and each of the Guarantors, as guarantors, entitled to the benefits of the Indenture and enforceable against the Company, as issuer, and each of the Guarantors, as guarantors, in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally and by general equitable principles (whether considered in a proceeding in equity or at law); the Securities will be convertible into Common Stock in accordance with their terms and the terms of the Indenture.
     (l) The Company has an authorized capitalization as set forth in the Offering Memorandum under the heading “Capitalization” in the Offering Memorandum, and the capital stock of the Company conforms in all material respects to the description thereof contained in the Offering Memorandum; the outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and non-assessable; the shares of Common Stock initially issuable upon conversion of the Securities have been duly and validly authorized and, when issued upon conversion against payment of the conversion price and in accordance with the terms of the Indenture, will be validly issued, fully paid and nonassessable; the Board of Directors of the Company has duly and validly adopted resolutions reserving such shares of Common Stock for issuance upon conversion; the holders of the outstanding shares of capital stock of the Company are not entitled to any preemptive or other rights to subscribe for the Securities or the shares of Common Stock issuable upon conversion thereof; and, except as set forth in the Offering Memorandum, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.
     (m) Each of the Guarantors that, as of the date of the Guarantees, is a guarantor of the $100,000,000 of 2.125% Convertible Senior Notes due 2023, $200,000,000 of 6.25% Senior Notes due 2013, $100,000,000 of 7 1/2% Senior Notes due 2006 issued by Manor Care of America, Inc. and the $150,000,000 of 8% Senior Notes due 2008 issued by Manor Care, Inc. is also a Guarantor of the Securities. Schedule 3 attached hereto sets forth all the Significant Subsidiaries of the Company (as within the meaning of Rule 1-02 under Regulation S-X promulgated by the Commission) and each such Significant Subsidiary is a Guarantor of the Securities. The Guarantees have been duly authorized by each of the Guarantors and, when the Securities have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein (assuming due authorization, execution and delivery of the Indenture by the Trustee and due authentication of the Securities by the Trustee), will constitute valid and legally binding obligations of each of the Guarantors, enforceable against the Guarantors in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally and to general equitable principles (whether considered in a proceeding in equity or at law).

     (n) Each of the Indenture and the Registration Rights Agreement conforms in all material respects to the description thereof contained in the Offering Memorandum.
     (o) The execution, delivery and performance by the Company and each of the Guarantors of each of the Transaction Documents to which it is a party, the issuance, authentication, sale and delivery of the Securities and Common Stock upon conversion thereof and compliance by the Company and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, including the use of proceeds therewith as described in the Offering Memorandum, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws (or any other comparable organizational documents) of the Company or any of its subsidiaries or any statute or any judgment, order, decree, rule or regulation of any court or arbitrator or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and no consent, approval, authorization or order of, or filing or registration with, any such court or arbitrator or governmental agency or body under any such statute, judgment, order, decree, rule or regulation is required for the execution, delivery and performance by the Company and each of the Guarantors of each of the Transaction Documents to which each is a party, the issuance, authentication, sale and delivery of the Securities or Common Stock upon conversion thereof, the issuance of the Guarantees and compliance by the Company and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, including the use of proceeds therewith as described in the Offering Memorandum, except for such consents, approvals, authorizations, filings, registrations or qualifications which shall have been obtained or made prior to the Closing Date and as may be required to be obtained or made under the Securities Act and applicable state securities laws as provided in the Registration Rights Agreement.
     (p) Ernst & Young LLP are independent certified public accountants with respect to the Company and its subsidiaries (i) as required by the Securities Act and the rules and regulations of the Commission thereunder and (ii) within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants (“AICPA”) and its interpretations and rulings thereunder. The historical financial statements (including the related notes) contained or incorporated by reference in the Offering Memorandum comply as to form in all material respects with the requirements applicable to a registration statement on Form S-1 under the Securities Act (except that certain supporting schedules are omitted); such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods covered thereby and fairly present the financial position of the entities purported to be covered thereby at the respective dates indicated and the results of their operations and their cash flows for the respective periods indicated; and the financial information contained in the Offering Memorandum under the headings “Offering memorandum summary—Summary consolidated financial and operating data” and “Capitalization” are derived from the accounting records of the Company and its subsidiaries and fairly present the information purported to be shown thereby. The as adjusted financial information contained in the Offering Memorandum has been prepared on a basis consistent with the historical financial statements contained in the Offering Memorandum (except for the adjustments specified therein). The other historical financial and statistical information and data included or incorporated by reference in the Offering Memorandum are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.
     (q) Except as otherwise disclosed in the Offering Memorandum, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, singularly or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect, and to the best knowledge of the Company, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.
     (r) No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance of the Securities or the issuance of Common Stock upon conversion of the Securities or the issuance of the Guarantees or suspends the sale of the Securities in any jurisdiction; no injunction, restraining order or order of any nature by any federal or state court of competent jurisdiction has been issued with respect to the Company or any of its subsidiaries which would prevent or suspend the issuance or sale of the Securities or the issuance of the Common Stock upon conversion of the Securities or the issuance of the Guarantees or the use of the Preliminary Offering Memorandum or the Offering Memorandum in any jurisdiction; no action, suit or proceeding is pending against or, to the best knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries before any court or arbitrator or any governmental agency, body or official, domestic or foreign, which could reasonably be expected to interfere with or adversely affect the issuance of the Securities or the issuance of the Common Stock upon the conversion of the Securities or the issuance of the Guarantees or in any manner draw into question the validity or enforceability of any of the Transaction Documents or any action taken or to be taken pursuant thereto; and the Company has complied with any and all requests by any securities authority in any jurisdiction for additional information to be included in the Preliminary Offering Memorandum and the Offering Memorandum.
     (s) Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws (or other comparable organizational documents), (ii) in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, which, singularly or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or (iii) in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject which, singularly or in the aggregate, could reasonably be expected to have a Material Adverse Effect.
     (t) The Company and each of its subsidiaries possess all material licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate federal, state or foreign regulatory agencies or bodies which are necessary for the ownership of their respective properties or the conduct of their respective businesses as described in the Offering Memorandum, except where the failure to possess or make the same would not, singularly or in the aggregate, have a Material Adverse Effect, and neither the Company nor any of its subsidiaries has received notification of any revocation or modification of any such license, certificate, authorization or permit, which singularly or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or has any reason to believe that any such license, certificate, authorization or permit will not be renewed in the ordinary course.
     (u) The Company and each of its subsidiaries have filed all material federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and have paid all taxes due and owing thereon, other than those being contested in good faith and for which adequate reserves have been provided. No tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company or any of its subsidiaries have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have) a Material Adverse Effect, except those deficiencies for which adequate reserves have been established.
     (v) Neither the Company nor any of its subsidiaries is an “investment company” or a company “controlled by” an investment company within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations of the Commission thereunder.

     (w) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
     (x) The Company and each of its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, as are consistent with industry practice to protect the Company and its subsidiaries and their respective businesses. Neither the Company nor any of its subsidiaries has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance.
     (y) The Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) presently employed by them in connection with the respective businesses now operated by them; and the use of such rights in connection with their respective businesses will not conflict in any material respect with, and the Company and its subsidiaries have not received any notice of any claim of conflict with, any such rights of others, except such conflicts which, singularly or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.
     (z) The Company and each of its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property which are material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except such as do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or could not reasonably be expected to have a Material Adverse Effect, except with respect to secured debt described in the Offering Memorandum.
     (aa) Except for those that could not reasonably be expected to have a Material Adverse Effect, no labor disturbance by or dispute with the employees of the Company or any of its subsidiaries exists or, to the best knowledge of the Company, is contemplated or threatened.

     (bb) Except to the extent such events could not reasonably be expected to have a Material Adverse Effect, no “prohibited transaction” (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)) or “accumulated funding deficiency” (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan of the Company or any of its subsidiaries; each such employee benefit plan is in compliance with applicable law, including ERISA and the Code; the Company and each of its subsidiaries have not incurred and do not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any pension plan for which the Company or any of its subsidiaries would have any liability; and each such pension plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.
     (cc) Except as described in the Offering Memorandum, there has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission or other release of any kind of toxic or other wastes or other hazardous substances by, due to or caused by the Company or any of its subsidiaries (or, to the best knowledge of the Company, any other entity (including any predecessor) for whose acts or omissions the Company or any of its subsidiaries is or could reasonably be expected to be liable) upon any of the property now or previously owned or leased by the Company or any of its subsidiaries, or upon any other property, in violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit or which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability that could not reasonably be expected to have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Effect; and there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company or any of its subsidiaries has any knowledge, except for any such disposal, discharge, emission or other release of any kind which could not reasonably be expected to have, singularly or in the aggregate with all such discharges and other releases, a Material Adverse Effect.
     (dd) On and immediately after the Closing Date, the Company and each of the Guarantors (after giving effect to the issuance of the Securities and to the other transactions related thereto as described in the Offering Memorandum) will be Solvent. As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date the present fair market value (or present fair saleable value) of the assets of the Company or such Guarantor, as the case may be, is not less than the total amount required to pay the probable liabilities of the Company or such Guarantor on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, the Company or such Guarantor is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, assuming the sale of the Securities as contemplated by this Agreement and the Offering Memorandum, the Company or such Guarantor is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature and the Company or such Guarantor is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company or such Guarantor is engaged. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.
     (ee) Except as described in the Offering Memorandum, there are no outstanding subscriptions, rights, warrants, calls or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of capital stock of or other equity or other ownership interest in the Company or any of its subsidiaries.
     (ff) Neither the Company nor any of its subsidiaries or agents has taken, and none of them will take, any action that might cause this Agreement or the issuance and sale of the Securities or the issuance of the Common Stock upon conversion of the Securities or the issuance of the Guarantees to violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.
     (gg) Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Initial Purchasers for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.
     (hh) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.
     (ii) Exclusive of the Initial Purchasers, neither the Company nor any of its affiliates has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as such term is defined in the Securities Act), which is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

     (jj) None of the Company or any of its affiliates or any other person acting on its or their behalf has engaged, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.
     (kk) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Preliminary Offering Memorandum or the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.
     (ll) Since the date as of which information is given in the Offering Memorandum (exclusive of amendments or supplements after the date hereof), except as otherwise stated therein, (i) there has been no material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, management or business prospects of the Company, whether or not arising in the ordinary course of business, (ii) none of the Company or any of its subsidiaries has incurred any material liability or obligation, direct or contingent, other than in the ordinary course of business, (iii) none of the Company or any of its subsidiaries has entered into any material transaction other than in the ordinary course of business, (iv) there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, paid or made by the Company or any of its subsidiaries on any class of its capital stock, or any redemption in respect thereof and (v) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, in each case not covered by insurance, or from any labor disturbance or dispute, except in each case as otherwise disclosed in the Preliminary Offering Memorandum and the Offering Memorandum.
     (mm) No Guarantor is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such Guarantor’s capital stock, from repaying to the Company any loans or advances to such Guarantor from the Company or from transferring any of such Guarantor’s properties or assets to the Company or any other subsidiary of the Company.
     (nn) Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in the Preliminary Offering Memorandum and the Offering Memorandum is not based on or derived from sources that are reliable and accurate in all material respects.
     2. Purchase and Resale of the Securities. (a) On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein, the Company agrees to issue and sell to each of the Initial Purchasers, severally and not jointly, and each of the Initial Purchasers, severally and not jointly, agrees to purchase from the Company, the principal amount of Securities set forth opposite the name of such Initial Purchaser on Schedule 4 hereto at a purchase price equal to 98.00% of the principal amount thereof. The Company shall not be obligated to deliver any of the Securities except upon payment for all of the Securities to be purchased as provided herein.
     (b) The Company acknowledges and agrees that the Initial Purchasers are acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Securities and the shares of Common Stock issuable upon conversion thereof contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, no Initial Purchaser is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Initial Purchasers shall have no responsibility or liability to the Company with respect thereto. Any review by the Initial Purchasers of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Initial Purchasers and shall not be on behalf of the Company; notwithstanding the foregoing, each Initial Purchaser acknowledges solely for the purposes of compliance with Regulation FD that it is and has been acting as a person who owes a duty of trust or confidence to the Company as described in Rule 100(b)(2)(i) of Regulation FD promulgated under the Securities Act.
     (c) The Initial Purchasers have advised the Company that they propose to offer the Securities for resale upon the terms and subject to the conditions set forth herein and in the Offering Memorandum. Each Initial Purchaser, severally and not jointly, represents, warrants to and agrees with the Company that (i) it is purchasing the Securities pursuant to an exemption from registration under the Securities Act, (ii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act (“Regulation D”) and (iii) it has solicited and will solicit offers for the Securities only from, and has offered or sold and will offer, sell or deliver the Securities, as part of their initial offering, only to persons whom it reasonably believes to be qualified institutional buyers (“Qualified Institutional Buyers”), as defined in Rule 144A under the Securities Act (“Rule 144A”), or if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to it that each such account is a Qualified Institutional Buyer to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A.
     (d) Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that (1) it has not offered or sold and prior to the date six months after the Closing Date will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the United Kingdom Public Offers of Securities Regulations 1995 (as amended), (2) (i) it is a person whose ordinary activities involve it in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of its business and (ii) it has not offered or sold and will not offer or sell the Securities other than to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or as agent) for the purposes of their businesses or who it is reasonable to expect will acquire, hold, manage or dispose of investments (as principal or agent) for the purposes of their businesses where the issue of the Securities would otherwise constitute a contravention of Section 19 of the United Kingdom Financial Services and Markets Act 2000 (the “FSMA”)) by the Company; (3) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of the Notes in circumstances in which Section 21(1) of the FSMA does not apply to the Company or the Guarantors; and (4) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom.
     (e) Each Initial Purchaser, severally and not jointly, agrees that, prior to or simultaneously with the confirmation of sale by such Initial Purchaser to any purchaser of any of the Securities purchased by such Initial Purchaser from the Company pursuant hereto, such Initial Purchaser shall furnish to that purchaser a copy of the Offering Memorandum (and any amendment or supplement thereto that the Company shall have furnished to such Initial Purchaser prior to the date of such confirmation of sale where required by applicable law). In addition to the foregoing, each Initial Purchaser acknowledges and agrees that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 5(d), (e) and (g), counsel for the Company and for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers and their compliance with their agreements contained in this Section 2, and each Initial Purchaser hereby consents to such reliance.
     (f) The Company acknowledges and agrees that the Initial Purchasers may sell Securities to any affiliate of an Initial Purchaser and that any such affiliate may sell Securities purchased by it to an Initial Purchaser.
     3. Delivery of and Payment for the Securities. (a) Delivery of and payment for the Securities shall be made at the offices of Simpson Thacher & Bartlett LLP, New York, New York, or at such other place as shall be agreed upon by the Initial Purchasers and the Company, at 10:00 A.M., New York City time, on August 1, 2005, or at such other time or date, not later than seven full business days thereafter, as shall be agreed upon by the Initial Purchasers and the Company (such date and time of payment and delivery being referred to herein as the “Closing Date”).

     (b) On the Closing Date, payment of the purchase price for the Securities shall be made to the Company by wire or book-entry transfer of same-day funds to such account or accounts as the Company shall specify prior to the Closing Date or by such other means as the parties hereto shall agree prior to the Closing Date against delivery to the Initial Purchasers of the certificates evidencing the Securities. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of the Initial Purchasers hereunder. Upon delivery, the Securities shall be in global form, registered in such names and in such denominations as the Initial Purchasers shall have requested in writing not less than two full business days prior to the Closing Date. The Company agrees to make one or more global certificates evidencing the Securities available for inspection by the Initial Purchasers in New York, New York at least 24 hours prior to the Closing Date.
     4. Further Agreements of the Company and each of the Guarantors. Each of the Company and each of the Guarantors agrees with each of the several Initial Purchasers:
     (a) during the period referred to in Section 4(d), to advise the Initial Purchasers promptly and, if requested, confirm such advice in writing, of the happening of any event which makes any statement of a material fact made in the Offering Memorandum untrue or which requires the making of any additions to or changes in the Offering Memorandum (as amended or supplemented from time to time) in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; to advise the Initial Purchasers promptly of any order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum, of any suspension of the qualification of the Securities for offering or sale in any jurisdiction and of the initiation or threatening of any proceeding for any such purpose; and to use its reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum or suspending any such qualification and, if any such suspension is issued, to obtain the lifting thereof at the earliest possible time;
     (b) to furnish promptly to each of the Initial Purchasers and counsel for the Initial Purchasers, without charge, as many copies of the Preliminary Offering Memorandum and the Offering Memorandum (and any amendments or supplements thereto) as may be reasonably requested;
     (c) prior to making any amendment or supplement to the Offering Memorandum, to furnish a copy thereof to each of the Initial Purchasers and counsel for the Initial Purchasers and not to effect any such amendment or supplement to which the Initial Purchasers shall reasonably object by notice to the Company after a reasonable period to review;
     (d) if, at any time prior to completion of the resale of the Securities by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Initial Purchasers or counsel for the Company, to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, to promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Offering Memorandum, as so amended or supplemented, will comply with applicable law;
     (e) for so long as the Securities or Common Stock issued upon conversion thereof are outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, to furnish to holders of such Securities or Common Stock and prospective purchasers of such Securities or Common Stock designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to and in compliance with Section 13 or 15(d) of the Exchange Act (the foregoing agreement being for the benefit of the holders from time to time of such Securities and Common Stock and prospective purchasers of such Securities and Common Stock designated by such holders);
     (f) for so long as the Securities are outstanding, upon the request of an Initial Purchaser, to furnish to the Initial Purchasers copies of any annual reports, quarterly reports and current reports filed by the Company with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to the Trustee or to the holders of the Securities pursuant to the Indenture or the Exchange Act or any rule or regulation of the Commission thereunder;
     (g) to promptly take from time to time such actions as the Initial Purchasers may reasonably request to qualify the Securities for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may designate and to continue such qualifications in effect for so long as required for the resale of the Securities; and to arrange for the determination of the eligibility for investment of the Securities under the laws of such jurisdictions as the Initial Purchasers may reasonably request; provided that the Company and its subsidiaries shall not be obligated to qualify as foreign corporations or limited liability companies in any jurisdiction in which they are not so qualified or to file a general consent to service of process in any jurisdiction;
     (h) to assist the Initial Purchasers in arranging for the Securities to be designated as PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. (“NASD”) relating to trading in The PORTAL Market and for the Securities to be eligible for clearance and settlement through The Depository Trust Company (“DTC”);
     (i) not to, and to cause its affiliates not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as such term is defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require registration of the Securities under the Securities Act;
     (j) except following the effectiveness of the Shelf Registration Statement, not to, and to cause its affiliates not to, and not to authorize or knowingly permit any person acting on their behalf to, solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and not to offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act to cease to be applicable to the offering and sale of the Securities and the Common Stock issuable upon conversion thereof as contemplated by this Agreement and the Offering Memorandum;
     (k) The Company will not for a period of 90 days following the date of this Agreement, without the prior written consent of the Initial Purchasers, offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any Affiliate of the Company or any person in privity with the Company or any Affiliate of the Company), directly or indirectly, or file (or participate in the filing of) a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder with respect to, any shares of capital stock of the Company or any securities convertible or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction; provided, however, that (i) the Company may issue and sell Common Stock, and file related registration statements, pursuant to any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the date of this Agreement, (ii) the Company may issue Common Stock issuable upon the conversion of securities or the exercise of warrants outstanding at the date of this Agreement, (iii) the Company may issue stock as consideration for purchases or acquisitions of other businesses or entities, (iv) the Company may file registration statements in respect of the Securities and shares of Common Stock issuable upon conversion of the Securities and may issue Common Stock upon conversion of the Securities and (v) the Company may enter into the hedge and warrant option transactions in connection with the issuance of the Securities as described in the Offering Memorandum;
     (l) during the period from the Closing Date until two years after the Closing Date, without the prior written consent of the Initial Purchasers, not to, and not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities or Common Stock issued upon conversion thereof that have been reacquired by them, except for Securities and Common Stock issued upon conversion thereof purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act;
     (m) except as described in the Offering Memorandum, in connection with the offering of the Securities, until the Initial Purchasers shall have notified the Company of the completion of the resale of the Securities, not to, and to cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Securities or the Common Stock, or attempt to induce any person to purchase any Securities or Common Stock; and not to, and to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent active trading in or of raising the price of the Securities or the Common Stock;
     (n) between the date hereof and the Closing Date, the Company will not do or authorize any act or thing that would result in an adjustment of the conversion price of the Securities;
     (o) in connection with the offering of the Securities, to make its officers, employees, independent accountants and legal counsel reasonably available upon request by the Initial Purchasers;
     (p) to furnish to each of the Initial Purchasers on the date hereof a copy of the independent accountants’ report included in the Offering Memorandum signed by the accountants rendering such report;
     (q) to do and perform all things required to be done and performed by it under this Agreement that are within its reasonable control prior to or after the Closing Date, and to use its reasonable best efforts to satisfy all conditions precedent on its part to the delivery of the Securities;
     (r) to not take any action prior to the execution and delivery of the Indenture which, if taken after such execution and delivery, would have violated any of the covenants contained in the Indenture;
     (s) to not take any action prior to the Closing Date which would require the Offering Memorandum to be amended or supplemented pursuant to Section 4(d);

     (t) prior to the Closing Date, not to issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Initial Purchasers are notified), without the prior written consent of the Initial Purchasers, unless in the judgment of the Company and its counsel, and after notification to the Initial Purchasers, such press release or communication is required by law;
     (u) to reserve and keep available at all times, free of pre-emptive rights, the full number of shares of Common Stock issuable upon conversion of the Securities;
     (v) to apply the net proceeds from the sale of the Securities as set forth in the Offering Memorandum under the heading “Use of proceeds”; and
     (w) Neither the Company nor any of its affiliates has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities or the Common Stock and neither the Company nor any of its affiliates has taken or will take, directly or indirectly, any action prohibited by Regulation M under the Exchange Act in connection with the offering of the Securities.
     5. Conditions of Initial Purchasers’ Obligations. The respective obligations of the several Initial Purchasers hereunder are subject to the accuracy, on and as of the date hereof and the Closing Date, of the representations and warranties of the Company and the Guarantors contained herein, to the accuracy of the statements of the Company, the Guarantors and each of their respective officers made in any certificates delivered pursuant hereto, to the performance by the Company and the Guarantors of their obligations hereunder, and to each of the following additional terms and conditions:
     (a) The Offering Memorandum (and any amendments or supplements thereto) shall have been printed and copies distributed to the Initial Purchasers as promptly as practicable on or following the date of this Agreement or at such other date and time as to which the Initial Purchasers may agree; and no stop order suspending the sale of the Securities in any jurisdiction shall have been issued and no proceedings for the purpose shall have been commenced or shall be pending or threatened.
     (b) None of the Initial Purchasers shall have discovered and disclosed to the Company on or prior to the Closing Date that the Offering Memorandum or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Initial Purchasers, is material or omits to state any fact which, in the opinion of such counsel is material and is required to be stated therein or is necessary to make the statements therein not misleading.

     (c) All corporate or limited liability company proceedings and other legal matters incident to the authorization, form and validity of each of the Transaction Documents and the Offering Memorandum, and all other legal matters relating to the Transaction Documents and the transactions contemplated thereby, shall be satisfactory in all material respects to the Initial Purchasers, and the Company and each of the Guarantors shall have furnished to the Initial Purchasers all documents and information that they or their counsel may reasonably request to enable them to pass upon such matters.
     (d) Latham & Watkins LLP shall have furnished to the Initial Purchasers their written opinion, as special counsel to the Company and certain of the Guarantors, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially in the form set forth in Annex B-1 hereto.
     (e) R. Jeffrey Bixler, General Counsel of the Company, shall have furnished to the Initial Purchasers his written opinion, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially in the form set forth in Annex B-2 hereto.
     (f) Reed Smith LLP, special regulatory counsel for the Company, shall have furnished to the Initial Purchasers their written opinion, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially in the form set forth in Annex B-3 hereto.
     (g) The Initial Purchasers shall have received from Simpson Thacher & Bartlett LLP, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to such matters as the Initial Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents and information as they request for the purpose of enabling them to pass upon such matters.
     (h) Epstein Becker & Green, P.C., special regulatory counsel for the Initial Purchasers, shall have furnished to the Initial Purchasers their written opinion, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers.
     (i) The Company shall have furnished to the Initial Purchasers a letter (the “Initial Letter”) of Ernst & Young LLP, addressed to the Initial Purchasers and dated the date hereof, in form and substance satisfactory to the Initial Purchasers.
     (j) The Company shall have furnished to the Initial Purchasers a letter (the “Bring-Down Letter”) of Ernst & Young LLP, addressed to the Initial Purchasers and dated the Closing Date (A) confirming that they are independent public accountants with respect to the Company and its subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the AICPA and its interpretations and rulings thereunder, (B) stating, as of the date of the Bring-Down Letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than three business days prior to the date of the Bring-Down Letter), that the conclusions and findings of such accountants with respect to the financial information and other matters covered by the Initial Letter are accurate and (C) confirming in all material respects the conclusions and findings set forth in the Initial Letter.
     (k) The Company shall have furnished to the Initial Purchasers a certificate, dated the Closing Date, of its chief executive officer or its chief financial officer stating that (A) such officers have carefully examined the Offering Memorandum, (B) in their opinion, the Offering Memorandum, as of its date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and since the date of the Offering Memorandum, no event has occurred which should have been set forth in a supplement or amendment to the Offering Memorandum so that the Offering Memorandum (as so amended or supplemented) would not include any untrue statement of a material fact and would not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (C) as of the Closing Date, the representations and warranties of the Company and each of the Guarantors, as applicable in this Agreement are true and correct in all material respects, the Company and each of the Guarantors, as applicable, have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder on or prior to the Closing Date, and subsequent to the date of the most recent financial statements contained in the Offering Memorandum (exclusive of amendments or supplements to the Offering Memorandum after the date hereof), there has been no material adverse change in the financial position or results of operation of the Company or any of its subsidiaries, or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole, except as set forth in the Offering Memorandum (exclusive of amendments or supplements after the date hereof).
     (l) The Initial Purchasers shall have received a counterpart of the Registration Rights Agreement that shall have been executed and delivered by a duly authorized officer or agent of the Company and each of the Guarantors.
     (m) The Indenture shall have been duly executed and delivered by the Company, each of the Guarantors and the Trustee, and the Securities shall have been duly executed and delivered by the Company and duly authenticated by the Trustee.
     (n) The Securities shall have been approved by the NASD for trading in The PORTAL Market and shall be eligible for clearance and settlement through DTC.
     (o) The Common Stock issuable upon the conversion of the Securities shall have been listed on the New York Stock Exchange subject to notice of issuance.
     (p) If any event shall have occurred that requires the Company under Section 4(d) to prepare an amendment or supplement to the Offering Memorandum, such amendment or supplement shall have been prepared, the Initial Purchasers shall have been given a reasonable opportunity to comment thereon, and copies thereof shall have been delivered to the Initial Purchasers reasonably in advance of the Closing Date.
     (q) There shall not have occurred any invalidation of Rule 144A under the Securities Act by any court or any withdrawal or proposed withdrawal of any rule or regulation under the Securities Act or the Exchange Act by the Commission or any amendment or proposed amendment thereof by the Commission which in the judgment of the Initial Purchasers would materially impair the ability of the Initial Purchasers to purchase, hold or effect resales of the Securities contemplated hereby.
     (r) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Offering Memorandum (exclusive of any amendment or supplement thereto), there shall not have been any change in the capital stock or long-term debt or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole, the effect of which, in any such case described above, is, in the judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Offering Memorandum (exclusive of any amendment or supplement thereto).
     (s) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Common Stock upon conversion thereof or the issuance of the Guarantees; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Securities or the issuance of the Common Stock upon conversion thereof or the issuance of the Guarantees.
     (t) Subsequent to the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Securities or any other debt securities or preferred stock issued or guaranteed by the Company or any of the Guarantors by any “nationally recognized statistical rating organization”, as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act; and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other debt securities or preferred stock issued or guaranteed by the Company or any of the Guarantors (other than an announcement with positive implications of a possible upgrading).
     (u) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Company or any of the Guarantors shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities or there shall have occurred a material disruption of securities clearance or settlement systems; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Initial Purchasers, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Offering Memorandum.
     (v) The Initial Purchasers shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Company and its Significant Subsidiaries in their respective jurisdictions of organization and their good standing in the other jurisdictions set forth in Schedule 3 hereto, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.
     (w) The Company shall have furnished to the Initial Purchasers on the date hereof letters substantially in the form of Annex C hereto from each of the executive officers and directors of the Company hereto addressed to the Initial Purchasers.
     (x) On or prior to the Closing Date, the Company shall have furnished to the Initial Purchasers such further certificates and documents as they may reasonably request.

     (y) The conditions to the effectiveness of the convertible note hedge and warrant option transactions (as defined in the Offering Memorandum) shall have been satisfied.
     All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to Simpson Thacher & Bartlett LLP.
     6. Termination. The obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers, in their absolute discretion, by notice given to and received by the Company prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Section 5(q), (r), (s), (t) or (u) shall have occurred.
     7. Defaulting Initial Purchasers. (a) If, on the Closing Date, any Initial Purchaser defaults in the performance of its obligations under this Agreement, the non-defaulting Initial Purchasers may make arrangements for the purchase of the Securities which such defaulting Initial Purchaser agreed but failed to purchase by other persons satisfactory to the Company and the non-defaulting Initial Purchasers, but if no such arrangements are made within 36 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers, the Company or the Guarantors, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 8 and 12 and except that the provisions of Sections 9 and 10 shall not terminate and shall remain in effect. As used in this Agreement, the term “Initial Purchasers” includes, for all purposes of this Agreement unless the context otherwise requires, any party not listed in Schedule 4 hereto that, pursuant to this Section 7, purchases Securities which a defaulting Initial Purchaser agreed but failed to purchase.
     (a) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company, the Guarantors or any non-defaulting Initial Purchaser for damages caused by its default. If other persons are obligated or agree to purchase the Securities of a defaulting Initial Purchaser, any of the non-defaulting Initial Purchasers or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Offering Memorandum or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Offering Memorandum that effects any such changes.
     8. Reimbursement of Initial Purchasers’ Expenses. If (a) this Agreement shall have been terminated due to the failure to comply with any of subsection of Section 5 (other than due to the events described in Section 5(q), (s) or (u) (other than clause (ii) of Section 5(u)), in which case each party will be responsible for its own expenses) or pursuant to Section 6, (b) the Company shall fail to tender the Securities for delivery to the Initial Purchasers for any reason or (c) the Initial

Purchasers shall decline to purchase the Securities for any reason permitted under this Agreement, the Company and each of the Guarantors shall reimburse the Initial Purchasers for such out-of-pocket expenses (including reasonable fees and disbursements of counsel) as shall have been reasonably incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase and resale of the Securities. If this Agreement is terminated pursuant to Section 7 by reason of the default of one or more of the Initial Purchasers, neither the Company nor the Guarantors shall be obligated to reimburse any defaulting Initial Purchaser on account of such expenses.
     9. Indemnification. (a) The Company and each of the Guarantors shall jointly and severally indemnify and hold harmless each Initial Purchaser, its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 9(a) and Section 10 as an Initial Purchaser), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of the Securities), to which that Initial Purchaser may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto or in any information provided by the Company or any Guarantor pursuant to Section 4(e) or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Initial Purchaser promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and each of the Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with any Initial Purchasers’ Information; and provided, further, that with respect to any such untrue statement in or omission from the Preliminary Offering Memorandum, the indemnity agreement contained in this Section 9(a) shall not inure to the benefit of any such Initial Purchaser to the extent that the sale to the person asserting any such loss, claim, damage, liability or action was an initial resale by such Initial Purchaser and any such loss, claim, damage, liability or action of or with respect to such Initial Purchaser results from the fact that both (A) to the extent required by applicable law, a copy of the Offering Memorandum was not sent or given to such person at or prior to the written confirmation of the sale of such Securities to such person and (B) the untrue statement in or omission from the Preliminary Offering Memorandum was corrected in the Offering Memorandum unless, in either case, such failure to deliver the Offering Memorandum was a result of non-compliance by the Company with Section 4(b).
     (b) Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Company, each Guarantor and their respective officers, directors, employees, representatives and agents, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 9(b) and Section 10 as the Company), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any Initial Purchasers’ Information provided by such Initial Purchaser, and shall reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred.
     (c) Promptly after receipt by an indemnified party under this Section 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 9(a) or 9(b), notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 9. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties and that, in the case of indemnified parties related to the Initial Purchasers, such separate firm shall be designated by J.P. Morgan Securities Inc. Each indemnified party, as a condition of the indemnity agreements contained in Sections 9(a) and 9(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceedings and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any indemnified party.
     The obligations of the Company, each of the Guarantors and the Initial Purchasers in this Section 9 and in Section 10 are in addition to any other liability that the Company, each of the Guarantors or the Initial Purchasers, as the case may be, may otherwise have, including in respect of any breaches of representations, warranties and agreements made herein by any such party.
     10. Contribution. If the indemnification provided for in Section 9 is unavailable or insufficient to hold harmless an indemnified party under Section 9(a) or 9(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and each of the Guarantors on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and each of the Guarantors on the one hand and the Initial Purchasers on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and each of the Guarantors on the one hand and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by or on behalf of the Company and each of the Guarantors, on the one hand, and the total discounts and commissions received by the Initial Purchasers with respect to the Securities purchased under this Agreement, on the other, bear to the total gross proceeds from the sale of the Securities under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Company and each of the Guarantors or information supplied by the Company and each of the Guarantors on the one hand or to any Initial Purchasers’ Information on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omissions. The Company, each of the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 10 were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10 shall be deemed to include, for purposes of this Section 10, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 10, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the Securities purchased by it under this Agreement exceeds the amount of any damages which such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute as provided in this Section 10 are several in proportion to their respective purchase obligations and not joint.

     11. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company, each of the Guarantors and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except as provided in Sections 9 and 10 with respect to officers, directors, employees, representatives, agents and controlling persons of the Company and each of the Guarantors and affiliates, officers, directors, employees, representatives, agents and controlling persons of the Initial Purchasers and in Section 4(e) with respect to holders and prospective purchasers of the Securities. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 11, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.
     12. Expenses. The Company and each of the Guarantors agrees with the Initial Purchasers to pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (b) the costs incident to the preparation, printing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum and any amendments or supplements thereto; (c) the costs of reproducing and distributing each of the Transaction Documents; (d) the costs incident to the preparation, printing and delivery of the certificates evidencing the Securities and the Common Stock issuable upon conversion thereof, including stamp duties and transfer taxes, if any, payable upon issuance of the Securities and such Common Stock; (e) the fees and expenses of the Company’s counsel and independent accountants; (f) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in Section 4(g) and of preparing, printing and distributing Blue Sky Memoranda (including related fees and expenses of counsel for the Initial Purchasers); (g) any fees charged by rating agencies for rating the Securities; (h) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (i) all expenses and application fees incurred in connection with the application for the inclusion of the Securities on The PORTAL Market and the approval of the Securities for book-entry transfer by DTC; (j) the fees and expenses associated with listing on the New York Stock Exchange the Common Stock issuable upon conversion of the Securities; and (k) all other costs and expenses incident to the performance of the obligations of the Company and each of the Guarantors under this Agreement which are not otherwise specifically provided for in this Section 12; provided, however, that except as provided in this Section 12 and Section 8, the Initial Purchasers shall pay their own costs and expenses, including the fees and disbursements of their counsel and any advertising expenses (other than with respect to any roadshow presentation) connected with any offers they may make.
     13. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, each of the Guarantors and the Initial Purchasers contained in this Agreement or made by or on behalf of the Company, each of the Guarantors or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any of their respective affiliates, officers, directors, employees, representatives, agents or controlling persons.
     14. Notices, etc. Any action by the Initial Purchasers hereunder may be taken by the Representative on behalf of the Initial Purchasers, and any such action taken by the Representative shall be binding upon the Initial Purchasers. All statements, requests, notices and agreements hereunder shall be in writing, and:
     (a) if to the Initial Purchasers, shall be delivered or sent by mail or telecopy transmission to the Initial Purchasers, c/o J.P. Morgan Securities Inc., 277 Park Avenue, 9th Floor, New York, New York 10172 (telecopier: (212) 622-8358); Attention: Syndicate Desk. or
     (b) if to the Company or the Guarantors, shall be delivered or sent by mail or telecopy transmission to the address of the Company set forth in the Offering Memorandum, Attention: Matthew Kang (telecopier no.: (419) 252-5571), with copies to General Counsel (telecopier no.: (419) 252-5599) and Mike Levin, Latham & Watkins LLP (telecopier no.: (312) 993-9767).
Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.
     15. Definition of Terms. For purposes of this Agreement, (a) the term “business day” means any day on which the New York Stock Exchange, Inc. is open for trading, (b) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act and (c) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act.
     16. Initial Purchasers’ Information. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the Initial Purchasers’ Information consists solely of the following information in the Preliminary Offering Memorandum and the Offering Memorandum: the statements concerning the Initial Purchasers contained in the seventh paragraph, the fifth and sixth sentences of the ninth paragraph, the eleventh paragraph, the thirteenth paragraph and the second sentence of the fourteenth paragraph under the heading “Plan of distribution”.
     17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
     18. Counterparts. This Agreement may be executed in one or more counterparts (which may include counterparts delivered by telecopier) and, if executed in more than one counterpart, the executed agreement, counterparts shall each be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     19. Amendments. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.
     20. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

     If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement between the Company, the Guarantors and the several Initial Purchasers in accordance with its terms.

Very truly yours,
By:	/s/ Geoffrey G. Meyers
	Name:	Geoffrey G. Meyers
	Title:	Executive Vice President and Chief Financial Officer

By:	/s/ R. Jeffrey Bixler
R. Jeffrey Bixler
On behalf of the GUARANTORS Listed in Schedule 1 hereto

Accepted: July 26, 2005
J.P. MORGAN SECURITIES INC.

By:	J.P. MORGAN SECURITIES INC., Acting on behalf of itself and as Representative of the Initial Purchasers

By:	/s/ Paul Ohern

Authorized Signatory

SCHEDULE 1
GUARANTORS
AMERICAN HOSPITAL BUILDING CORPORATION
AMERICANA HEALTHCARE CENTER OF PALOS TOWNSHIP, INC.
AMERICANA HEALTHCARE CORPORATION OF GEORGIA
ANCILLARY SERVICES MANAGEMENT, INC.
BAILY NURSING HOME, INC.
BIRCHWOOD MANOR, INC.
BLUE RIDGE REHABILITATION SERVICES, INC.
CANTERBURY VILLAGE, INC.
CHARLES MANOR, INC.
CHESAPEAKE MANOR, INC.
DEKALB HEALTHCARE CORPORATION
DEVON MANOR CORPORATION
DISTCO, INC.
DIVERSIFIED REHABILITATION SERVICES, INC.
DONAHOE MANOR, INC.
EAST MICHIGAN CARE CORPORATION
EXECUTIVE ADVERTISING, INC.
EYE-Q NETWORK, INC.
FOUR SEASONS NURSING CENTERS, INC.
GEORGIAN BLOOMFIELD, INC.
GREENVIEW MANOR, INC.
HCR HOME HEALTH CARE AND HOSPICE, INC.
HCR INFORMATION CORPORATION
HCR MANORCARE MEDICAL SERVICES OF FLORIDA, INC.
HCR MANOR CARE SERVICES, INC. (fka HEARTLAND CAREPARTNERS, INC.)
HCR PHYSICIAN MANAGEMENT SERVICES, INC.
HCR REHABILITATION CORP.
HCRA OF TEXAS, INC.
HCRC INC.
HEALTH CARE AND RETIREMENT CORPORATION OF AMERICA
HEARTLAND HOME CARE, INC.
HEARTLAND HOME HEALTH CARE SERVICES, INC.
HEARTLAND HOSPICE SERVICES, INC.
HEARTLAND INFORMATION SERVICES, INC.
     (fka HEARTLAND MEDICAL INFORMATION SERVICES, INC.)
HEARTLAND MANAGEMENT SERVICES, INC.
HEARTLAND REHABILITATION SERVICES OF FLORIDA, INC.
HEARTLAND REHABILITATION SERVICES, INC.
HEARTLAND SERVICES CORP.
HEARTLAND THERAPY PROVIDER NETWORK, INC.
HERBERT LASKIN, RPT — JOHN MCKENZIE, RPT PHYSICAL THERAPY
     PROFESSIONAL ASSOCIATES, INC.
HGCC OF ALLENTOWN, INC.

IN HOME HEALTH, INC.
INDUSTRIAL WASTES, INC.
IONIA MANOR, INC.
JACKSONVILLE HEALTHCARE CORPORATION
KNOLLVIEW MANOR, INC.
LEADER NURSING AND REHABILITATION CENTER OF BETHEL PARK, INC.
LEADER NURSING AND REHABILITATION CENTER OF GLOUCESTER, INC.
LEADER NURSING AND REHABILITATION CENTER OF SCOTT TOWNSHIP, INC.
LEADER NURSING AND REHABILITATION CENTER OF VIRGINIA INC.
LINCOLN HEALTH CARE, INC.
MANOR CARE AVIATION, INC.
MANOR CARE OF AKRON, INC.
MANOR CARE OF AMERICA, INC
MANOR CARE OF ARIZONA, INC.
MANOR CARE OF ARLINGTON, INC.
MANOR CARE OF CANTON, INC.
MANOR CARE OF CHARLESTON, INC.
MANOR CARE OF CINCINNATI, INC.
MANOR CARE OF COLUMBIA, INC.
MANOR CARE OF DARIEN, INC.
MANOR CARE OF DELAWARE COUNTY, INC.
MANOR CARE OF HINSDALE, INC.
MANOR CARE OF KANSAS, INC.
MANOR CARE OF KINGSTON COURT, INC.
MANOR CARE OF LARGO, INC.
MANOR CARE OF LEXINGTON, INC.
MANOR CARE OF MEADOW PARK, INC.
MANOR CARE OF MIAMISBURG, INC
MANOR CARE OF NORTH OLMSTEAD, INC.
MANOR CARE OF PINEHURST, INC.
MANOR CARE OF ROLLING MEADOWS, INC.
MANOR CARE OF ROSSVILLE, INC.
MANOR CARE OF WILLOUGHBY, INC.
MANOR CARE OF WILMINGTON, INC.
MANOR CARE OF YORK (NORTH), INC.
MANOR CARE OF YORK (SOUTH), INC.
MANOR CARE SUPPLY COMPANY
MANORCARE HEALTH SERVICES OF NORTHHAMPTON COUNTY, INC.
MANORCARE HEALTH SERVICES OF OKLAHOMA, INC.
MANORCARE HEALTH SERVICES OF VIRGINIA, INC.
MANORCARE HEALTH SERVICES, INC.
MARINA VIEW MANOR, INC.
MEDI-SPEECH SERVICE, INC.
MID-SHORE PHYSICAL THERAPY ASSOCIATES, INC.
MILESTONE HEALTH SYSTEMS, INC.
MILESTONE HEALTHCARE, INC.
MILESTONE REHABILITATION SERVICES, INC.

MILESTONE STAFFING SERVICES, INC.
MILESTONE THERAPY SERVICES, INC.
MNR FINANCE CORP.
PEAK REHABILITATION, INC.
PERRYSBURG PHYSICAL THERAPY, INC
PNEUMATIC CONCRETE, INC.
PORTFOLIO ONE, INC.
REHABILITATION ADMINISTRATION CORPORATION
REHABILITATION ASSOCIATES, INC.
REHABILITATION SERVICES OF ROANOKE, INC.
REINBOLT & BURKAM, INC.
RICHARDS HEALTHCARE, INC.
RIDGEVIEW MANOR, INC.
ROLAND PARK NURSING CENTER, INC.
RVA MANAGEMENT SERVICES, INC.
SILVER SPRING — WHEATON NURSING HOME, INC.
SPRINGHILL MANOR, INC.
STEWALL CORPORATION
STRATFORD MANOR, INC.
STUTEX CORP.
SUN VALLEY MANOR, INC.
THE NIGHTINGALE NURSING HOME, INC.
THERASPORT PHYSICAL THERAPY, INC.
THREE RIVERS MANOR, INC.
TOTALCARE CLINICAL LABORATORIES, INC.
WASHTENAW HILLS MANOR, INC.
WHITEHALL MANOR, INC.
COLEWOOD LIMITED PARTNERSHIP
HEARTLAND CARE, LLC
HEARTLAND EMPLOYMENT SERVICES, LLC
ANCILLARY SERVICES, LLC
BOOTH LIMITED PARTNERSHIP
ANNANDALE ARDEN, LLC
BAINBRIDGE ARDEN, LLC
BINGHAM FARMS ARDEN, LLC
COLONIE ARDEN, LLC
CRESTVIEW HILLS, LLC
FIRST LOUISVILLE ARDEN, LLC
GENEVA ARDEN LLC
HANOVER ARDEN, LLC
JEFFERSON ARDEN, LLC
KENWOOD ARDEN, LLC
LIVONIA ARDEN, LLC
MEMPHIS ARDEN, LLC
NAPA ARDEN, LLC
ROANOKE ARDEN, LLC
SAN ANTONIO ARDEN, LLC

SILVER SPRING ARDEN, LLC
SUSQUEHANNA ARDEN LLC
TAMPA ARDEN, LLC
WALL ARDEN, LLC
WARMINSTER ARDEN LLC
WILLIAMSVILLE ARDEN, LLC
BATH ARDEN, LLC
CLAIRE BRIDGE OF ANDERSON, LLC
CLAIRE BRIDGE OF AUSTIN, LLC
CLAIRE BRIDGE OF KENWOOD, LLC
CLAIRE BRIDGE OF SAN ANTONIO, LLC
CLAIRE BRIDGE OF SUSQUEHANNA, LLC
CLAIRE BRIDGE OF WARMINSTER, LLC
FRESNO ARDEN, LLC
TUSCAWILLA ARDEN, LLC

SCHEDULE 2
SUBSIDIARIES
AMERICAN HOSPITAL BUILDING CORPORATION
AMERICANA HEALTHCARE CENTER OF PALOS TOWNSHIP, INC.
AMERICANA HEALTHCARE CORPORATION OF GEORGIA
ANCILLARY SERVICES MANAGEMENT, INC.
ANCILLARY SERVICES, LLC
ANNANDALE ARDEN, LLC
BAILY NURSING HOME, INC.
BAINBRIDGE ARDEN, LLC
BATH ARDEN, LLC
BINGHAM FARMS ARDEN, LLC
BIRCHWOOD MANOR, INC.
BLUE RIDGE REHABILITATION SERVICES, INC.
BOOTH LIMITED PARTNERSHIP
CANTERBURY VILLAGE, INC.
CHARLES MANOR, INC.
CHESAPEAKE MANOR, INC.
CLAIRE BRIDGE OF ANDERSON, LLC
CLAIRE BRIDGE OF AUSTIN, LLC
CLAIRE BRIDGE OF KENWOOD, LLC
CLAIRE BRIDGE OF SAN ANTONIO, LLC
CLAIRE BRIDGE OF SUSQUEHANNA, LLC
CLAIRE BRIDGE OF WARMINSTER, LLC
COLEWOOD LIMITED PARTNERSHIP
COLONIE ARDEN, LLC
CRESTVIEW HILLS, LLC
DEKALB HEALTHCARE CORPORATION
DEVON MANOR CORPORATION
DISTCO, INC.
DIVERSIFIED REHABILITATION SERVICES, INC.
DONAHOE MANOR, INC.
EAST MICHIGAN CARE CORPORATION
EISELE & COMPANY, INC.
ELMHURST AMERICANA, INC.
EXECUTIVE ADVERTISING, INC.
EYE-Q NETWORK, INC.
FIRST LOUISVILLE ARDEN, LLC
FOUR SEASONS NURSING CENTERS, INC.
FRESNO ARDEN, LLC
GENEVA ARDEN LLC
GEORGIAN BLOOMFIELD, INC.
GREENVIEW MANOR, INC.

HANOVER ARDEN, LLC
HCR HOME HEALTH CARE AND HOSPICE, INC.
HCR INFORMATION CORPORATION
HCR MANOR CARE SERVICES, INC. (fka HEARTLAND CAREPARTNERS, INC.)
HCR MANORCARE MEDICAL SERVICES OF FLORIDA, INC.
HCR PHYSICIAN MANAGEMENT SERVICES, INC.
HCR REHABILITATION CORP.
HCRA OF TEXAS, INC.
HCRC INC.
HEALTH CARE AND RETIREMENT CORPORATION OF AMERICA
HEART LAND ASIA (MAURITIUS) LIMITED
HEARTLAND BANGALORE TRANSCRIPTION AND SERVICES PRIVATE LIMITED
HEARTLAND CARE, LLC
HEARTLAND DELHI TRANSCRIPTION AND SERVICES PRIVATE LIMITED
HEARTLAND EMPLOYMENT SERVICES, LLC
HEARTLAND HOME CARE, INC.
HEARTLAND HOME HEALTH CARE SERVICES, INC.
HEARTLAND HOSPICE SERVICES, INC.
HEARTLAND INFORMATION AND CONSULTANCY SERVICES PRIVATE LIMITED
HEARTLAND INFORMATION SERVICES, INC. (fka HEARTLAND MEDICAL INFORMATION SERVICES, INC.)
HEARTLAND MANAGEMENT SERVICES, INC.
HEARTLAND REHABILITATION SERVICES OF FLORIDA, INC.
HEARTLAND REHABILITATION SERVICES, INC.
HEARTLAND SERVICES CORP.
HEARTLAND THERAPY PROVIDER NETWORK, INC.
HERBERT LASKIN, RPT — JOHN MCKENZIE, RPT PHYSICAL THERAPY
PROFESSIONAL ASSOCIATES, INC.
HGCC OF ALLENTOWN, INC.
IN HOME HEALTH, INC.
INDUSTRIAL WASTES, INC.
IONIA MANOR, INC.
JACKSONVILLE HEALTHCARE CORPORATION
JEFFERSON ARDEN, LLC
KENWOOD ARDEN, LLC
KNOLLVIEW MANOR, INC.
LEADER NURSING AND REHABILITATION CENTER OF BETHEL PARK, INC.
LEADER NURSING AND REHABILITATION CENTER OF GLOUCESTER, INC.
LEADER NURSING AND REHABILITATION CENTER OF SCOTT TOWNSHIP, INC.
LEADER NURSING AND REHABILITATION CENTER OF VIRGINIA INC.
LINCOLN HEALTH CARE, INC.
LIVONIA ARDEN, LLC
MANOR CARE AVIATION, INC.
MANOR CARE INSURANCE, LTD.
MANOR CARE OF AKRON, INC.
MANOR CARE OF AMERICA, INC
MANOR CARE OF ARIZONA, INC.

MANOR CARE OF ARLINGTON, INC.
MANOR CARE OF CANTON, INC.
MANOR CARE OF CHARLESTON, INC.
MANOR CARE OF CINCINNATI, INC.
MANOR CARE OF COLUMBIA, INC.
MANOR CARE OF DARIEN, INC.
MANOR CARE OF DELAWARE COUNTY, INC.
MANOR CARE OF HINSDALE, INC.
MANOR CARE OF KANSAS, INC.
MANOR CARE OF KINGSTON COURT, INC.
MANOR CARE OF LARGO, INC.
MANOR CARE OF LEXINGTON, INC.
MANOR CARE OF MEADOW PARK, INC.
MANOR CARE OF MIAMISBURG, INC
MANOR CARE OF NORTH OLMSTEAD, INC.
MANOR CARE OF PINEHURST, INC.
MANOR CARE OF ROLLING MEADOWS, INC.
MANOR CARE OF ROSSVILLE, INC.
MANOR CARE OF WILLOUGHBY, INC.
MANOR CARE OF WILMINGTON, INC.
MANOR CARE OF YORK (NORTH), INC.
MANOR CARE OF YORK (SOUTH), INC.
MANOR CARE SUPPLY COMPANY
MANORCARE HEALTH SERVICES OF DELAWARE COUNTY, INC.
MANORCARE HEALTH SERVICES OF NORTHHAMPTON COUNTY, INC.
MANORCARE HEALTH SERVICES OF OKLAHOMA, INC.
MANORCARE HEALTH SERVICES OF VIRGINIA, INC.
MANORCARE HEALTH SERVICES OF WASHINGTON, INC.
MANORCARE HEALTH SERVICES, INC.
MARINA VIEW MANOR, INC.
MEDI-SPEECH SERVICE, INC.
MEMPHIS ARDEN, LLC
MID-ATLANTIC POST ACUTE NETWORK, INC.
MID-SHORE PHYSICAL THERAPY ASSOCIATES, INC.
MILESTONE HEALTH SYSTEMS, INC.
MILESTONE HEALTHCARE, INC.
MILESTONE REHABILITATION SERVICES, INC.
MILESTONE STAFFING SERVICES, INC.
MILESTONE THERAPY SERVICES, INC.
MNR FINANCE CORP.
NAPA ARDEN, LLC
NUVISTA REFRACTIVE SURGERYAND LASER CENTERS, INC.
PEAK REHABILITATION, INC.
PERRYSBURG PHYSICAL THERAPY, INC
PLM LIMITED PARTHERSHIP
PLM, INC.
PNEUMATIC CONCRETE, INC.

PORTFOLIO ONE, INC.
REHABILITATION ADMINISTRATION CORPORATION
REHABILITATION ASSOCIATES, INC.
REHABILITATION SERVICES OF ROANOKE, INC.
REINBOLT & BURKAM, INC.
RICHARDS HEALTHCARE, INC.
RIDGEVIEW MANOR, INC.
ROANOKE ARDEN, LLC
ROLAND PARK NURSING CENTER, INC.
RVA MANAGEMENT SERVICES, INC.
SAN ANTONIO ARDEN, LLC
SILVER SPRING — WHEATON NURSING HOME, INC.
SILVER SPRING ARDEN, LLC
SPRINGHILL MANOR, INC.
STEWALL CORPORATION
STRATFORD MANOR, INC.
STUTEX CORP.
SUN VALLEY MANOR, INC.
SUSQUEHANNA ARDEN LLC
TAMPA ARDEN, LLC
THE NIGHTINGALE NURSING HOME, INC.
THERASPORT PHYSICAL THERAPY, INC.
THREE RIVERS MANOR, INC.
TOTALCARE CLINICAL LABORATORIES, INC.
TUSCAWILLA ARDEN, LLC
VISION MANAGEMENT SERVICES, INC.
WALL ARDEN, LLC
WARMINSTER ARDEN LLC
WASHTENAW HILLS MANOR, INC.
WHITEHALL MANOR, INC.
WILLIAMSVILLE ARDEN, LLC
WINTER PARK NURSING CENTER, INC.

SCHEDULE 3

SIGNIFICANT SUBSIDIARIES	GOOD STANDING JURISDICTIONS
HCRC Inc.	None

Manor Care of America, Inc.	Florida
Pennsylvania
Illinois

ManorCare Health Services, Inc. Health Care and Retirement Corporation of America	Texas
Ohio
Michigan
Florida
Pennsylvania
Illinois

SCHEDULE 4
INITIAL PURCHASERS

Principal Amount of
Initial Purchaser	Securities

J.P. Morgan Securities Inc.	$200,000,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	100,000,000
Banc of America Securities LLC	24,800,000
SunTrust Capital Markets, Inc.	24,800,000
UBS Securities LLC	24,800,000
Wachovia Capital Markets, Inc.	19,000,000
Huntington Capital Corp.	3,300,000
NatCity Investments, Inc.	3,300,000

Total	$400,000,000

ANNEX A
[Form of Registration Rights Agreement]

ANNEX B-1
[Form of Opinion of Latham & Watkins]

ANNEX B-2
[Form of Opinion of R. Jeffrey Bixler]

ANNEX B-3
[Form of Opinion of Reed Smith LLP]

ANNEX C
[Letterhead of executive officer or director of the Company]
__________, 2005
J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York 10017
Ladies and Gentlemen:
     This letter is being delivered to you in connection with a proposed Purchase Agreement (the “Purchase Agreement”) between Manor Care, Inc., a Delaware corporation (the “Company”), the Guarantors parties thereto and each of you as initial purchasers named therein, whereby you have agreed to purchase up to $400,000,000 aggregate principal amount of the Company’s Convertible Senior Notes Due 2035, convertible into Shares of Common Stock, par value $0.01 per share (the “Securities”), of the Company pursuant to the Purchase Agreement.
     In order to induce you to purchase the Securities pursuant to the Purchase Agreement, the undersigned will not, without the prior written consent of J.P. Morgan Securities Inc., offer, sell, contract to sell, pledge or otherwise dispose of, or file (or participate in the filing of) a registration statement with the U.S. Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the U.S. Securities and Exchange Commission promulgated thereunder with respect to, any shares of capital stock of the Company or any securities convertible or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of the Purchase Agreement.
     Notwithstanding the foregoing, the undersigned may offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction that is designed to result in the disposition of) Common Stock (i) as a bona fide gift, (ii) to any trust, family partnership or similar entity for the direct or indirect benefit of the undersigned, provided that trust, partnership or similar entity agrees to be bound by the restrictions set forth herein or (iii) to effect a cashless exercise of options to purchase Common Stock that are outstanding on the date of this letter or hereafter issued under the Company’s existing stock option plans and to pay the taxes related thereto. The undersigned may also participate in the filing of any registration statement that the Company is permitted to file (or participate in the filing of) under Section 4(k) of the Purchase Agreement.
     Notwithstanding the foregoing, the undersigned may participate in the filing of a registration statement with the Securities and Exchange Commission in respect of any issuance by the Company of Common Stock in compliance with the conditions set forth in Section 4(k) of the Purchase Agreement.

2

     If for any reason the Purchase Agreement shall be terminated prior to the Closing Date (as defined in the Purchase Agreement), the agreement set forth above shall likewise be terminated.

Very truly yours,
By:
Name:
Title: